UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2017

SteadyMed Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36889	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Oppenheimer Street
Rehovot 7670105, Israel

(Address of principal executive offices, including zip code)

925-272-4999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the proposals and the voting results from the Company’s 2017 Annual Meeting of Shareholders on December 28, 2017 (the “Annual Meeting”). A more complete description of each matter is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 20, 2017 (the “Proxy Statement”).

Proposal 1 — Election of Directors. The Company’s shareholders elected Jonathan Rigby and Ron Ginor to serve as Class III directors of the Company, each for a term of three years, to hold office until the Company’s 2020 Annual General Meeting of Shareholders. The voting results are as follows:

Name	For	Against	Abstain	Broker Non-Vote
Jonathan Rigby	21,518,007	154,607	3,135	2,406,036
Ron Ginor	21,513,007	159,607	3,135	2,406,036

Proposal 2 — Appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s Independent Auditor for the year ending December 31, 2017. The Company’s shareholders approved the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditor for the year ending December 31, 2017. The voting results are as follows:

For	Against	Abstain
23,932,224	112,576	36,985

Proposal 3 — Approval of the Grant of Stock Options to Non-Employee Directors of the Board of Directors of the Company. The Company’s shareholders approved the grant of stock options to the non-employee directors of the Board of Directors of the Company. The voting results are as follows, including the disclosure of personal interest:

For	Against	Abstain	Broker Non-Vote
16,496,146	5,171,013	2,961	2,411,665

Indication of Personal Interest
Yes	No
8,432,260	13,071,108

Proposal 4 — Approval of the Grant of Stock Options and Restricted Stock Units to Mr. Jonathan Rigby, President and Chief Executive Officer of the Company. The Company’s shareholders approved the grant of stock options and restricted stock units to Mr. Jonathan Rigby, President and Chief Executive Officer of the Company. The voting results are as follows, including the disclosure of personal interest:

For	Against	Abstain	Broker Non-Vote
16,494,103	5,171,926	3,941	2,411,815

Indication of Personal Interest
Yes	No
2,584,165	18,960,015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADYMED LTD.

	By:	/s/ David W. Nassif
Date: January 4, 2018		David W. Nassif
Chief Financial Officer